PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated September 16, 2021,
to
Prospectuses dated May 1, 2021,
for
PruLife® Custom Premier II Contracts

This supplement should be read and retained with the current prospectus for your variable life insurance Contract. This supplement is intended to update certain information in the prospectus for your variable life insurance Contract. If you would like another copy of the current prospectus, please contact us at (800) 778-2255.

The American Century VP Mid Cap Value Fund (“the Fund”) has restated its expenses. The Fund row in the appendix is hereby deleted and replaced with the following.

Investment Objective	Fund, Investment Manager(s), and Subadviser(s)	Current Expenses	Average Annual Total Returns As Of 12/31/2020
			1 year	5 year	10 year
Seeks long-term capital growth. Income is a secondary objective.	Fund: American Century VP Mid Cap Value Fund - Class I Investment Manager: American Century Investment Management, Inc. Subadviser(s): N/A	0.86%	1.21%	9.34%	10.42%

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP146
CP2, CP214, CP215